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                                                                EXHIBIT 10.11


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                        TRAVELCENTERS OF AMERICA, INC.

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                        AMENDMENT AND WAIVER AGREEMENT

                          Dated as of March 1, 1998

                                 amending the

                    Senior Secured Note Exchange Agreement

                          dated as of March 21, 1997

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                 8.94% Series I Senior Secured Notes due 2002
                    Series II Senior Secured Notes due 2005

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                         TRAVELCENTERS OF AMERICA, INC.

                         AMENDMENT AND WAIVER AGREEMENT

                                                         New York, New York
                                                         as of March 1, 1998

To the several Noteholders whose
  names appear in the Acceptance
  Form at the end hereof

Ladies and Gentlemen:

     The undersigned, TRAVELCENTERS OF AMERICA, INC., a Delaware corporation (the "COMPANY"), hereby agrees with you (the "NOTEHOLDER") as follows:

     SECTION 1. SENIOR SECURED NOTE EXCHANGE AGREEMENT; PROPOSED WAIVERS AND AMENDMENTS. Pursuant to the Senior Secured Note Exchange Agreement dated as of March 21, 1997 (the "NOTE EXCHANGE AGREEMENT") entered into by the Company with each of you, the Company issued and sold $35,500,000 aggregate principal amount of its 8.94% Series I Senior Secured Notes due 2002 and $50,000,000 aggregate principal amount of its Series II Senior Secured Notes due 2005 (the "NOTES"), all of which remain outstanding on the date hereof. Unless the context otherwise requires, capitalized terms used herein without definition have the respective meanings ascribed thereto in the Note Exchange Agreement.

     The Company requests approval by the Noteholders of the formation of a newly formed direct wholly-owned subsidiary of TA Operating Corporation ("TA") in a transaction that is briefly described in a letter to you dated March 12, 1998 from the Company (the "AMENDMENT REQUEST LETTER") attached hereto as EXHIBIT A. Because the transaction described in the Amendment Request Letter will result in a breach of Sections 7.4, 7.8 and 7.12 of the Note Exchange Agreement, the Company is requesting the waiver and amendment described below.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to you that (a) after giving effect to this Agreement, the representations and warranties set forth in Section 4 of the Note Exchange Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

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     The Company has not, directly or indirectly, paid or caused to be paid any consideration (as supplemental or additional interest, a fee or otherwise) to any Noteholder in order to induce such holder to enter into this Agreement or take any other action in connection with the transactions contemplated hereby, nor has the Company agreed to make such payment.

     SECTION 3. WAIVER OF SECTIONS 7.4 AND 7.12. By acceptance of this Agreement, you agree to waive compliance by the Company and the Guarantors with (a) the provisions of Section 7.4 of the Note Exchange Agreement to the extent, but only to the extent, necessary to permit the Company and the Guarantors to make investments (whether by means of capital contributions or intercompany loans) in TA Travel, L.L.C., a Delaware limited liability company ("TA TRAVEL") from time to time in an aggregate amount not to exceed $10,000,000 at any time outstanding, which investments are to be used by TA Travel solely for the purchase, operation and maintenance of an airplane (or any airplane purchased in replacement thereof) owned by TA Travel, and (b) the provisions of Section 7.12 of the Note Exchange Agreement to the extent, but only to the extent necessary to permit TA to form and maintain as a subsidiary, TA Travel.

     SECTION 4. AMENDMENTS TO THE NOTE EXCHANGE AGREEMENT. The Note Exchange Agreement is amended pursuant to Section 13 thereof:

     A. by adding the following new paragraph to the end of Section 1.5 of the Note Exchange Agreement:

          "Pursuant to the Waiver and Amendment Agreement by the Noteholders dated as of March 1, 1998 (the "WAIVER AND AMENDMENT AGREEMENT"), the Notes will be unconditionally guaranteed by TA Travel, L.L.C.
     ("TA TRAVEL"), a Delaware limited liability company and wholly-owned subsidiary of TA, pursuant to a guarantee agreement, substantially in the form of Exhibit B-1 hereto between the Guarantors and the Collateral Agent. TA Travel will execute a waiver to the Credit Agreement and a security agreement, substantially in the form of Exhibit D-1 hereto between the Company, the Guarantors, TAFSI and the Collateral Agent.
     For purposes of this Agreement, all references to a "Guarantor" or the "Guarantors" shall include TA Travel if the context so warrants and any reference to the "Guarantee Agreement" and the "Security Agreement" shall be deemed to reference the guarantee agreement and security agreement executed by TA Travel."

     B. by deleting clause (i) of paragraph (b) to Section 7.8 of the Note Exchange Agreement in its entirety and by substituting in lieu thereof the following:


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          "(i) engage at any time in any activities other than the business currently conducted by it and business activities reasonably incidental thereto (including the operation of restaurants) on Truckstop premises (other than the business relating to the acquisition, operation and maintenance of an airplane (or airplane purchased in replacement thereof) conducted by TA Travel as set forth in Section 3 of the Waiver and Amendment Agreement), or"

     C. by adding the following paragraph to the end of Part A of Schedule I to the Pledge Agreement attached as Exhibit E thereto as follows:

     "4. The membership interest of TA Operating Corporation, a Delaware corporation, in TA Travel L.L.C., a Delaware limited liability company ("TA Travel")."

     SECTION 5. EFFECTIVENESS OF THIS WAIVER AGREEMENT. This Agreement will become effective when counterparts of this Agreement shall have been executed and delivered by the Company and the Required Holders.

     SECTION 6. EXPENSES. Without limiting the generality of Section 16.1 of the Note Exchange Agreement, the Company agrees to pay the reasonable fees and disbursements and other charges of Willkie Farr & Gallagher, your special counsel, for their services rendered in connection with the transactions contemplated hereby and with respect to this Agreement and any other document delivered pursuant to this Agreement and reimburse you for your out-of-pocket expenses in connection with the foregoing.

     SECTION 7. RATIFICATION. Except as modified hereby, the Note Exchange Agreement is in all respects ratified and confirmed and the provisions thereof shall remain in full force and effect.

     SECTION 8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


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     If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided, whereupon this Agreement shall become a binding agreement between you and the Company, subject to becoming effective as hereinabove provided.

                                             TRAVELCENTERS OF AMERICA, INC.


                                              By   JAMES W. GEORGE
                                                   Senior Vice President and
                                                   Chief Financial Officer

ACCEPTED AND AGREED:

NOTEHOLDERS:

THE TRAVELERS INDEMNITY COMPANY

By   ROBERT M. MILLS
     Investment Officer

Principal amount of Notes held:  $12,000,000 (Series I)

THE TRAVELERS INSURANCE COMPANY

By   ROBERT M. MILLS
     Investment Officer

Principal amount of Notes held:  $10,000,000 (Series I)

THE TRAVELERS LIFE AND ANNUITY COMPANY

By   ROBERT M. MILLS
     Investment Officer

Principal amount of Notes held:  $5,000,000 (Series I)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By   MICHAEL A. BOEDEKER
     Authorized Representative

Principal amount of Notes held:  $5,000,000 (Series I)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By   MICHAEL A. BOEDEKER


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     Vice President, Fixed Income Securities

Principal amount of Notes held:  $3,500,000 (Series I)

MELLON BANK, N.A., SOLELY IN ITS CAPACITY
AS TRUSTEE FOR BELL ATLANTIC MASTER TRUST
(AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE
INSURANCE COMPANY), AND NOT IN ITS
INDIVIDUAL CAPACITY

By   BERNADETTE RIST
     Authorized Signatory

Principal amount of Notes held:  $2,000,000 (Series II)

BARNETT & CO.

By   RICHARD McCORMICK
     Assistant Treasurer

Principal amount of Notes held:  $10,000,000 (Series II)

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By   MARLENE J. DeLEON
     Investment Officer

Principal amount of Notes held:  $11,000,000 (Series II)

COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEES'
RETIREMENT SYSTEM

By   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY,
     AS INVESTMENT ADVISOR

     By   STEPHEN A. MACLEAN
          Senior Investment Officer

Principal amount of Notes held:  $2,000,000 (Series II)

KEYPORT LIFE INSURANCE COMPANY

By   STEIN ROE & FARNHAM INCORPORATED,
     AS AGENT

     By   RICHARD A. HEGWOOD


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          Vice President

Principal amount of Notes held:  $25,000,000 (Series II)


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